UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2025

FRANKLIN ELECTRIC CO., INC.
(Exact name of registrant as specified in its charter)

Indiana	0-362	35-0827455
(State of incorporation)	(Commission File Number)	(IRS employer identification no.)

9255 Coverdale Road
Fort Wayne,	Indiana	46809
(Address of principal executive offices)		(Zip code)

(260) 824-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.10 par value	FELE	NASDAQ	Global Select Market
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

( b ) As previously disclosed on Form 8-K filed on February 24, 2025 by Franklin Electric Co., Inc. (the “Company”), on February 21, 2025, Jeffery Taylor, Vice President and Chief Financial Officer resigned from his position at the Company effective March 28, 2025 (the "Effective Date").

Appointment of Interim Chief Financial Officer

( c ) On the Effective Date, Russell Fleeger, currently the Chief Financial Officer of the Company's Water Systems Segment, will additionally assume the role of Chief Financial Officer on an interim basis until such time as a full time Chief Financial Officer is appointed and begins to serve in that capacity.

Mr. Fleeger does not have a direct or indirect material interest in any transaction with the Company and there is no arrangement or understanding between Mr. Fleeger and any other person pursuant to which Mr. Fleeger was selected to serve as the interim Chief Financial Officer of the Company. Mr. Fleeger is not related to any member of the Board or any executive officer of the Company.

In connection with his appointment, Mr. Fleeger will receive a monthly stipend of $20,000, which commenced in March 2025, in addition to his existing annual salary. Also, on February 28, 2025, Mr. Fleeger received an equity grant in the form of restricted stock, with a value of $100,000. The restricted stock award is subject to a vesting schedule and such other terms and conditions as are contained in the grant agreement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.
(Registrant)

Date: April 3, 2025	By	/s/ Jonathan M. Grandon
Jonathan M. Grandon
Chief Administrative Officer